UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

Commission File Number 1-9929

Insteel Industries, Inc.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-0674867 (I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina (Address of principal executive offices)	27030 (Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 13, 2015, Insteel Industries, Inc. (the “Company”) and each of its wholly-owned subsidiaries entered into that certain Second Amendment to Second Amended and Restated Credit Agreement (the “Second Amendment”), among Insteel Wire Products Company (“IWP”), as borrower, the Company and Intercontinental Metals Corporation (“Intercontinental”), as credit parties and guarantors, and General Electric Capital Corporation (“GECC”), as agent and lender. The Second Amendment amends certain terms of that certain Second Amended and Restated Credit Agreement dated as of June 2, 2010 (the “Second Amended and Restated Credit Agreement”), as previously amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of February 6, 2012 (the “First Amendment”), each among IWP, as borrower, the Company and Intercontinental, as credit parties and guarantors, and GECC, as agent and lender. The Second Amended and Restated Credit Agreement was previously filed with the U.S. Securities and Exchange Commission (“SEC”) on June 4, 2010 and is incorporated herein by reference as Exhibit 10.1. The First Amendment was previously filed with the SEC on February 6, 2012 and is incorporated herein by reference as Exhibit 10.2. Capitalized terms used and not defined herein may be found in the Second Amended and Restated Credit Agreement.

The Second Amendment extends the maturity date of the revolving credit facility formerly provided by the Second Amended and Restated Credit Agreement, as amended, from June 2, 2016 to May 13, 2020. Among other changes, the Second Amendment also reduces: (1) the applicable interest rate margins on the revolver to a range of 0.25% to 0.75% for index rate loans and 1.25% to 1.75% for LIBOR-based loans; (2) the unused line fee to 0.30%; and (3) the liquidity threshold upon which the Fixed Charge Coverage Ratio financial covenant becomes applicable to less than $12.5 million.

The above summary is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference. As of May 13, 2015, there were no borrowings outstanding under the revolving credit facility and the applicable interest rate margins were 1.25% for LIBOR-based loans and 0.25% for base rate loans.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
Exhibit 10.1

Second Amended and Restated Credit Agreement dated as of June 2, 2010, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc., as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 4, 2010).

Exhibit 10.2

First Amendment to Second Amended and Restated Credit Agreement dated as of February 6, 2012, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc. as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 6, 2012).

Exhibit 10.3

Second Amendment to Second Amended and Restated Credit Agreement dated as of May 13, 2015, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc., as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC.

Registrant

Date: May 14, 2015	By:	/s/ Michael C. Gazmarian
Michael C. Gazmarian
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1

Second Amended and Restated Credit Agreement dated as of June 2, 2010, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc., as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 4, 2010).

Exhibit 10.2

First Amendment to Second Amended and Restated Credit Agreement dated as of February 6, 2012, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc. as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 6, 2012).

Exhibit 10.3

Second Amendment to Second Amended and Restated Credit Agreement dated as of May 13, 2015, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc., as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender.